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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 14, 2008


                             Monadnock Bancorp, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


          Maryland                      000-50810                20-4649880
          --------                      ---------                ----------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


1 Jaffrey Road, Peterborough, NH                               03458
--------------------------------                               -----
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (603) 924-9654
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01 Other Events.

On February 14, 2008, the Board of Directors of Monadnock Bancorp, Inc. announced its authorization of a new stock repurchase program to repurchase 5.29% of its outstanding common stock or up to 65,000 shares of common stock. These shares will be purchased at prevailing market prices from time to time over a twelve-month period depending upon market conditions. Any repurchased shares will be held as treasury stock and will be available for general corporate purposes. A press release announcing the repurchase is attached to this report as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

(B) PRO FORMA FINANCIAL INFORMATION: None

(C) SHELL COMPANY TRANSACTIONS: None

(D) EXHIBITS:

         Exhibit 99.1- Press Release
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      Monadnock  Bancorp, Inc.


Date: February 14, 2008               By: /s/ William M. Pierce, Jr.
                                          --------------------------
                                          William M. Pierce, Jr.
                                          President and Chief Executive Officer